INCOME TAXES (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Net operating losses carried forward	$ 44,822	$ 33,753
Allowances, reserves and intangible assets	592	4,651
Capitalized software costs	(3,140)	(1,575)
Differences in measurement basis (cash basis for tax purposes)	(6,770)	(6,745)
Deferred Tax Assets, Gross	35,504	30,084
Valuation allowance	(25,419)	(19,984)
Total	$ 10,085	$ 10,100